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                                                        EXHIBIT F

                              LEASE

      This Lease is between ___________________________________, with a usual place of business at 595 Cottage Street, Springfield, Massachusetts 01104, hereinafter referred to as the "Lessor",and ELXSI, a California Corporation, d/b/a Bickford's Family Restaurants, with a usual place of business located at 1330 Soldiers Field Road, Boston, Massachusetts 02135,hereinafter referred to as the "Lessee".

      The Lessor and the Lessee agree as follows:

      1.   Leased Premises.

           (a) The Lessor hereby leases to the Lessee, and the Lessee hereby leases from the Lessor, for the term and upon the conditions contained in this Lease, the premises located at _______________________________________ (the "Leased Premises").
The Leased Premises consist of a restaurant building (the "Building"), a parking area and related site improvements. The Leased Premises are more particularly described on Exhibit A, which is attached hereto and made a part hereof.

           (b) Except as otherwise expressly provided in this Lease, the Lessor hereby reserves to itself (i) in the event of a default by the Lessee, as defined in paragraph 14 below, the right to maintain, use, repair and replace pipes, ducts, wires, meters and any other equipment, machinery, apparatus and fixtures located within or without the Leased Premises; and (ii) the right to enter the Leased Premises for repair and maintenance for emergency purposes at any time.

      2.   Use Restrictions.

           The Lessee may use the Leased Premises only as a restaurant, unless the Lessee obtains the prior written consent of the Lessor to any proposed alternate use, which consent shall not be unreasonably withheld so long as the proposed alternate use is not contrary to any applicable law or regulation. The Lessee shall not use, suffer or permit the use by any person of the Leased Premises for any purpose or in any manner which is contrary to any applicable law or regulation, which may constitute a nuisance or be offensive or which could cause injury or damage to the Leased Premises.

        3.   Commencement Date; Condition of Leased Premises.

             The term of this Lease shall commence on July 3, 1995 (the "Commencement Date"). The Lessee shall take possession of the Leased Premises in "AS IS" condition on the Commencement
Date.

      4.   Term.

           (a) The Lessee shall hold the Leased Premises for an initial term of twenty (20) lease years, beginning upon the Commencement Date. The phrase "lease year" as used herein shall mean a period of twelve (12) consecutive calendar months commencing on July 3 of each year during the term of this Lease.

           (b) The Lessor hereby grants the Lessee an option to extend the term of this Lease (the "Option") for one (1) additional term of ten (10) lease years (the "Option Term") beyond the ending date of the then effective term of this Lease as set forth in paragraph 4(a) above. The Option may only be exercised upon the delivery by the Lessee to the Lessor of written notice of its intention to exercise an Option and extend the term hereof at least six (6) months prior to the ending date of the then current term. Upon the delivery of such written notice and provided that the Lessee is not in default of any of its obligations hereunder either at the time of the delivery of such notice or at the ending date of the then current term, the term of this Lease shall be extended in accordance herewith upon all of the terms and conditions contained herein without the necessity of executing any other instrument or document, and the ending date of the term of this Lease shall be the last day of the applicable Option Period.

      5.   Rent, Right of First Opportunity.

           (a) The Lessor and the Lessee agree that the annual rent payable by the Lessee during the initial term of this Lease shall be as follows:

                Lease Years           Rent
                -----------           ----

                   1-5                x
                   6-10               (1.05)(x)=y
                   11-15              (1.05)(y)=z
                   16-20              (1.05)(z)=a

           (b) The Lessor and the Lessee agree that the annual rent payable by the Lessee during the Option Term of this Lease, in any, shall equal the fair market rental value of the Premises during the first five (5) Lease Years of such Option Term (the "Option Rental"), as determined by an independent certified real
estate appraiser mutually agreed upon by the parties.   During
the second five (5) Lease Years of such Option Term the annual rent payable by the Lessee shall equal the Option Rental plus five percent (5%).

            (c) The annual rent payable by the Lessee to the Lessor pursuant to paragraph 5(a) and (b) above shall be payable in equal monthly installments at the office of the Lessor or at the Lessor's agent, in advance, upon the first day of each calendar month during the term of this Lease. The rent for any portion of a calendar month shall be appropriately adjusted.

              (d) The Lessee agrees to pay the rent provided for in this Lease as and when due including any additional rent, as well as all sums of money, charges or other amounts required to be paid by the Lessee to the Lessor or to another person under this Lease, all of which shall be deemed to be "rent" in addition to the rent expressly provided for herein. All payments of rent and additional rent shall be due and payable without demand therefor unless otherwise expressly provided in this Lease. Non-payment of additional rent when due shall constitute a default under this Lease to the same extent, and shall entitle the Lessor to the same remedies, as non-payment of rent.

           (e) Lessee agrees that any rent or additional rent as required by this Lease shall not be subject to any offset or reduction, whether or not the Lessee has a claim against the Lessor.

             (f) In the event that the Lessor determines to sell the Leased Premises to an unrelated party at any time during the initial term of this Lease or any Option Term of this Lease then in effect, the Lessor agrees to give the Lessee thirty (30) days advance written notice of such intention before listing the Leased Premises with a broker or taking any other steps to sell the Leased Premises (the "Notice Period"). During the Notice Period the Lessee shall have the right to enter into negotiations with the Lessor for the purchase of the Leased Premises. In the event that the Lessor and Lessee do not reach agreement upon the terms and conditions of such sale during the Notice Period, the Lessor shall be free to sell the Leased Premises to any party on whatever terms and conditions the Lessor seems appropriate, whether or not such terms and conditions are more or less favorable than those offered by the Lessee.

      6.   Additional Rent.

           (a) Real Estate and Personal Property Taxes. The Lessee shall pay to the Lessor for each lease year during the term of this Lease, as additional rent, one hundred(100%) percent of the amount of all real estate taxes and assessments, including betterment assessments, levied with respect to the Leased Premises (the "Real Estate Taxes"). The Lessee also shall be responsible for any and all personal property taxes (the
"Personal Property Taxes").   All additional rent shall be paid
within ten (10) days of the Lessor's submittal of a bill showing the amount of additional rent due to the Lessee.

           (b) Insurance. The Lessee shall pay, as additional rent, one hundred(100%) percent of the actual costs incurred by the Lessee to insure the Leased Premises as required in paragraph
10, below (the "Insurance").

           (c) Net Lease. It is the specific intention of the Lessor and the Lessee that this Lease shall be a "triple net" lease and that the rental amounts set forth in this Lease shall be the net amount of money obtained by the Lessor in connection with the lease of the Leased Premises by the Lessor to the Lessee, and the Lessor shall not be required to make any payments on account of, in connection with or arising out of the use and occupancy of the Leased Premises, perform any services or otherwise take any actions with respect to the Leased Premises, all of which shall be the sole responsibility of the Lessee, other than as specifically set forth herein. The Lessee agrees to indemnify and hold the Lessor harmless from and against any such costs, expenses and obligations.

           (d) The Lessee, at its sole cost and expense, shall have the right, at anytime, to seek a reduction in the assessed valuation of the Premises or to contest any Real Property Taxes that are to be paid by Lessee. If Lessee seeks a reduction or contests the Real Property Taxes, the failure on Lessee's part to pay the Real Property Taxes shall not constitute a default hereunder as long as Lessee diligently pursues its remedies against the taxing authority in accordance with the provisions of this paragraph 6(a) and as long as no final judgment has been entered and no action is taken by the taxing authority to foreclose on any tax lien or other encumbrance which results from such delay. Lessor shall not be required to join in any proceeding or contest brought by Lessee under this paragraph unless the provisions of any law require that the proceeding or contest be brought by or in the name of Lessor. In that case Lessor shall join in the proceeding or contest or permit to be brought in Lessor's name so long as Lessor is not required to bear any cost and so long as such proceeding is brought by counsel satisfactory to Lessor. Lessee, on final determination of any such proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest, and penalties incidental to the decision or judgment. As a condition to the maintenance of any such proceeding by Lessee,Lessor may require, if Lessee does not pay the Real Property Taxes when due, that before the commencement of the proceeding or contest Lessee shall furnish Lessor with evidence that Lessee has adequate reserves to pay any amounts due for such Real Property Taxes,which reserves shall be in an amount at least equal to One Hundred Twenty-Five Percent(125%) of the total amount of Real Property Taxes in dispute. The Lessee shall hold Lessor and the Premises harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered.

      7.   Condition of Leased Premises, Maintenance and Repairs,
Surrender.

           (a) Except as otherwise set forth in a certain Purchase and Sale Agreement dated as of May 31, 1995 by and between the Abdow Corporation as Seller and the Lessee as Buyer (the "Purchase and Sale Warranties"), neither the Lessor nor any related party of the Lessor has made and the Lessee has not relied upon any representations or warranties,whether express or implied, as to the condition of the Leased Premises or their suitability for the Lessee's use other than those which may be specifically set forth in this Lease. The Purchase and Sale Warranties applicable to this Lease are set forth on Exhibit B, which is attached hereto and made a part hereof. The Lessee acknowledges that the Lessee has had a full and complete opportunity to inspect the Leased Premises. The Lessee accepts the Leased Premises in the condition existing upon the Commencement Date.

           (b) The Lessee agrees that during the term of this Lease it shall, at its own expense, make all necessary structural and other repairs to the Leased Premises, including without limitation all repairs required with respect to the roof and the exterior of the Leased Premises, and it shall maintain the Building, any fixtures therein and the plumbing, electrical and air conditioning and heating systems servicing the Leased Premises in good working order and condition. The Lessee agrees that during the entire term of this Lease it shall,at all times, keep the Leased Premises in a good, clean condition and in good order and repair and it shall make all necessary repairs and perform all necessary maintenance for such purposes. The Lessee shall be responsible for all necessary repairs, replacements and maintenance of all glass, floors and walls. If the Lessee fails, refuses or neglects to make such repairs or perform such obligations or fails to prosecute diligently such repairs to completion or completely perform such obligations, the Lessor shall give the Lessee written notice of Lessee's failure, and, if, in such event, the Lessee does not perform such obligations or fails to prosecute diligently such repairs to completion or completely perform such obligations within twenty (20) days of the date of such notice, the Lessor may either declare the Lessee to be in default or make such repairs or perform such obligations at the expense of the Lessee, and such expenses shall be collectible as additional rent. The Lessee shall not permit the Leased Premises to be overloaded, damaged, stripped or defaced nor suffer any waste. Removal of trash and other debris, snow and ice from the Leased Premises shall be the Lessee's responsibility and shall be at the sole expense of the Lessee.

           (c) The Lessee agrees that during the term of this Lease it shall not discharge,release or cause or permit to be discharged or released any hazardous or toxic wastes,materials, pollutants, solvents or metals, as defined in any local, state or federal statute, law,order, ordinance, rule or regulation (collectively, "Hazardous Materials"), in gaseous, solid or liquid form, into the ground, air, plumbing system, the solid waste disposal receptacles of the Leased Premises or the sanitary and/or storm drain system servicing the Leased Premises. The Lessee agrees that any such discharge or release of Hazardous Materials,whether or not such discharge or release originated on the Leased Premises, shall constitute an event of default under this Lease without further notice to the Lessee, unless the Lessee proceeds with all due diligence to take all necessary steps to remediate such discharge in accordance with all applicable federal, state and local laws and regulations and unless the Lessee continues such remediation efforts diligently until completion in compliance with all such laws and regulations, and in the event of a default hereunder the Lessee agrees that the Lessor may take such actions as the Lessor, in its sole discretion, deems necessary or appropriate in order to abate or mitigate such discharge or release and/or the effect thereof. All such actions taken by the Lessor shall be taken in the Lessor's sole discretion, and the Lessor shall not have any obligation to take any such actions. The Lessee agrees to indemnify and hold the Lessor harmless from and against any claims, demands, liability,damages, costs and expenses, including without limitation reasonable attorneys' fees, and fines or penalties, and all expenses for any environmental engineering, remediation and disposal of any Hazardous Materials, suffered or incurred by the Lessor as a result of or in connection with any discharge or release on the Leased Premises of any Hazardous Materials, and all such amounts shall be collectible from the Lessee as additional rent. In the event of a claim against the Lessor pursuant to the terms of this paragraph 7(c), the Lessee shall provide counsel of its choosing, at Lessee's sole cost and expense, to defend such claims. The Lessor shall have the right to approve such counsel, which approval shall not be unreasonably withheld.

           (d) The Lessor shall not be liable for any injury to or interference with the Lessee's business arising from or caused by the making of any repairs in or to the Leased Premises or to any appurtenances thereto or equipment therein permitted hereunder. There shall be no abatement of rent because of such repairs, alterations, or improvements, except as otherwise expressly provided herein. The Lessor agrees to use its best efforts not to interfere unreasonably with the conduct by the Lessee of its business in the Leased Premises in connection with any such repairs, alterations, additions or improvements.

      8.   Surrender.

           At the end of the term of this Lease or upon the earlier termination of this Lease, the Lessee shall surrender the Leased Premises to the Lessor, together with all alterations, additions and improvements thereto, in broom clean condition and in good order and repair except for ordinary wear and tear. If the Lessee is not then in default under the terms hereof, the Lessee shall have the right at the end of the term hereof to remove any equipment, furniture, trade fixtures or other personal property owned by or placed in the Leased Premises by the Lessee.

The Lessee shall promptly repair any damage to the Leased Premises caused by such removal and restore the Leased Premises to the condition existing upon the commencement date. In the event that the Lessee fails to repair and restore the Leased Premises as provided herein, the Lessor may perform or cause such repairs and restoration to be performed at the Lessee's expense. In the event of the Lessee's failure to remove any of Lessee's property from the Leased Premises, Lessor is hereby authorized,without liability to Lessee for loss or damage thereto, and at the sole risk of Lessee, to remove any of the property at Lessee's expense, or to retain same under Lessor's control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

       9.   Compliance with Law, Contest.

           (a) The Lessee agrees that it shall, at its own expense, comply with all state and federal statutes, municipal regulations, and all regulations and orders of any public authority with respect to the use and occupancy of the Leased Premises or with respect to any alteration or repair of the Leased Premises undertaken by the Lessee (collectively, the"Legal Requirements").

           (b) The Lessee, at its sole cost and expense, shall have the right, at anytime, to contest the validity of any Legal Requirement, provided that noncompliance with said Legal Requirement shall not subject Lessor to criminal liability. If Lessee contests any Legal Requirement, the failure on Lessee's part to comply with said Legal Requirement shall not constitute a default hereunder so long as Lessee diligently pursues its remedies against the authority charged with enforcement of said Legal Requirement. Lessor shall not be required to join in any contest brought by Lessee under this paragraph 9(b) unless the provisions of any law require that the contest be brought by or in the name of Lessor. In that case Lessor shall join in the contest or permit it to be brought in Lessor's name so long as Lessor is not required to bear any cost and so long as such contest is brought by counsel satisfactory to Lessor. Lessee, on final determination of any such contest, shall comply with all terms of any decision and pay all costs, interest and penalties incidental to the decision. Lessee shall indemnify Lessor against all costs of and against all liability for any damages,interest, penalties and expense (including reasonable attorneys' fees) resulting or incurred in connection with such contest. Prior to the initiation of any such contest, Lessee shall furnish Lessor with evidence that Lessee has adequate reserves to pay for the cost of compliance with any Legal Requirement contested hereunder, which reserves shall be in an amount equal to at least One Hundred Twenty-Five Percent (125%) of such costs of compliance.

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      10.  Indemnity and Liability Insurance.

           (a) The Lessee agrees that, unless caused by the negligence of the Lessor,it will (i) indemnify the Lessor against any injury, loss, claim or damage to any person or property while on the Leased Premises; (ii) indemnify the Lessor against any injury, loss,claim or damage to any person or property, wherever located, if caused by the negligent or tortious acts of the Lessee or its agents or servants; and (iii) without limiting the generality of the foregoing, the Lessee specifically agrees that it will not make any claim against the Lessor based on the leakage of water, gas or other substance from any pipes, sprinklers or equipment, or by reason of the existence, use or misuse of water or plumbing, heating,electrical, gas or other fixtures or equipment, unless due to the negligence of the Lessor.

           (b) If the Lessor shall, without fault or negligence on its part, be made a party to any litigation commenced by or against the Lessee, the Lessee shall protect and hold the Lessor harmless and indemnified from and against any loss or damage sustained by the Lessor as a result thereof, and the Lessee shall pay all costs and expenses, including reasonable attorneys' fees, incurred or paid by the Lessor in connection with such litigation.

           (c) The Lessee shall procure and maintain in full force a "Comprehensive General Liability" insurance policy.
Under such policy Bodily Injury limits shall not be less than $2,000,000 each person, each occurrence and Property Damage limits shall not be less than $2,000,000 each occurrence. Certificates of the insurance effected under this paragraph, and certificates of any and all renewals or replacements of this policy, shall be delivered to the Lessor as soon as possible after the effective date of this Lease. The policy or certificate shall name the Lessor as an additional insured, and shall provide that the insurance shall not be canceled or reduced in amounts of limits, or reduced in breadth of coverage without thirty (30) days prior written notice to the Lessor, and that no act or omission on the part of the Lessee shall invalidate such policies as they apply to the Lessor.

           (d) The Lessee shall provide and maintain in full force any and all other insurance policies of types and limits normally covered by persons engaged in the restaurant business where the Leased Premises are located, in each case naming the Lessor as an additional insured and all such policies providing for at least thirty (30) days prior notice to Lessor of any material charge thereto, that no act or omission on the part of the Lessee shall invalidate such policies that apply to the Lessor and securing any and all such policies from companies licensed to do business where the Leased Premises are located.

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           (e)  The Lessee shall carry fire insurance with
extended coverage on Leased Premises in an amount not less than the full insurable value of the Leased Premises,exclusive of the foundations. Certificates of the insurance effected under this paragraph, and certificates of any and all renewals or replacements of this policy, should be delivered to the Lessor as soon as possible after the effective date of this Lease. The policy or certificate shall name the Lessor as an additional insured, should provide that the insurance shall not be canceled or reduced in the amounts of limits, or reduced in breadth of coverage without thirty (30) days prior written notice to the Lessor, and that no act or omission on the part of the Lessee shall invalidate such policies as applied to the Lessor.

           (f) The Lessee shall not violate or permit violation of any of the conditions and provisions contained in any insurance policies provided for in this Lease. The Lessee shall perform and satisfy the requirements of the insurance company writing any such policies so that at all times insurance companies of good standing shall be willing to write or continue such insurance policies.

      11.  Utilities.

           The Lessor and the Lessee agree that the Lessee shall obtain and pay for all utilities used or consumed by the Lessee in connection with its use and occupancy of the Leased Premises, including without limitation all gas, electric, telephone, water, sewer and all other utilities, at the Lessee's sole cost and expense.

      12.  Destruction of Leased Premises.

           (a) If the Leased Premises are damaged by fire, the elements, unavoidable accident or other casualty, the Lessee shall at its own expense cause such damage to be repaired within a reasonable time, and any rent or additional rent required hereunder shall continue unabated. In causing such damage to be repaired, the Lessee may use the proceeds of any insurance policies required pursuant to the terms of paragraph 10, above,to the extent that such proceeds are not required to pay claims of any person arising out of the incident which caused such damage to the Premises.

             (b) In the event that during any effective term hereof the Leased Premises are destroyed in whole or in part, which destruction is a risk covered by any insurance provided for pursuant to the terms of paragraph 10, above, and if the total amount of such loss exceeds fifty percent (50%) of the full insurable value of the Leased Premises, Lessee shall make the loss adjustment with the insurance company insuring the loss and on receipt of the proceeds shall immediately pay such proceeds to a party designated by the institutional lender holding a first mortgage on the fee interest of the Leased Premises, or,if there is no such first fee mortgage, by the institutional lender holding a first mortgage on the leasehold interest of the Leased Premises, or, if there is no such first leasehold mortgage,by the Lessor (the "Insurance Trustee"). If the designated Insurance Trustee appointed by the Lessor is an institutional lender qualified to do business in the Commonwealth of Massachusetts, no prior approval of the Lessee is required, but the Lessor shall provide Lessee with written notice of the name and address of the Insurance Trustee. If the Leased Premises destroyed are not covered by the insurance described in paragraph 10, above, and Lessee has the obligation to restore the Leased Premises, the Lessee shall deposit with the Insurance Trustee the necessary funds to complete the restoration. All sums deposited with the Insurance Trustee shall be held for the following purposes and the Insurance Trustee shall have the following powers and duties.

The sums deposited shall be paid in installments by the Insurance Trustee to the contractor retained by the Lessee as construction progresses for payment of the cost of restoration. A ten percent (10%) retention fund shall be established that will be paid to the contractor on completion of restoration, payment of all costs, expiration of all applicable liens, and proof that the Leased Premises are free of all mechanics liens, notices of contract and lienable claims.

      Payment shall be made on presentation of certificates or vouchers from the architect or engineer retained by Lessee showing the amount due. If the Insurance Trustee, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved by the architect or engineer retained by Lessee, the Insurance Trustee shall have the right to appoint an architect or engineer to supervise construction and to make payments on certificates or vouchers approved by the architect or engineer retained by the Insurance Trustee. The reasonable expenses and charges of the architect or engineer retained by the Insurance Trustee shall be paid by the Insurance Trustee out of the trust fund established hereunder.
If the sums held by the Insurance Trustee are not sufficient to pay the actual cost of restoration, Lessee, to the extent required by this Lease, shall deposit the amount of the deficiency with the Insurance Trustee within thirty (30) days after a request by the Insurance Trustee indicating the amount of the deficiency. Any sums not dispersed by the Insurance Trustee after restoration has been completed and final payment has been made to Lessee's contractor shall be delivered within fifteen
(15) days (after a demand made by either party on the Insurance Trustee), by the Insurance Trustee to any mortgagee of the Leased Premises, if required by the terms of the mortgage, and shall be applied by such mortgagee to reduce the principal amount of any loan or obligation underlying such mortgage. Any undisbursed funds after compliance of the provisions of this paragraph
12(b) shall be delivered to Lessor to the extent of Lessor's contribution to the fund, and the balance, if any, shall be paid
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to Lessee.  All actual costs and charges of the Insurance Trustee shall be paid by Lessee.

      If the Insurance Trustee resigns, or for any reason is unwilling to act or continue to act, Lessor shall substitute a new trustee in place of the designated Insurance Trustee. If such substitute trustee is an institutional lender qualified to do business in the Commonwealth of Massachusetts, no prior consent of the Lessee to such substitute trustee is required, but the Lessor shall provide Lessee with written notice of the name and address of such substitute trustee. Both parties shall promptly execute all documents and perform all acts reasonably required by the Insurance Trustee to perform its obligations under this paragraph 12(b), including any indemnifications or exonerations reasonably requested by the Insurance Trustee.

           (c) In the event the Leased Premises are damaged as set forth in paragraph 12(a) above, but such damage occurs during the last two years of the initial term of this Lease or any Option Term thereof, the Lessee shall at its own expense cause such damage to be repaired within a reasonable time, but in such event the Lessee shall not be required to spend more than the amount of available insurance proceeds upon such repair. If such repair exceeds the amount of available insurance proceeds, either the Lessor or the Lessee may terminate this Lease and the tenancy hereby created by giving to the other, within the thirty (30) days following the date of such occurrence, written notice of its election to terminate this Lease thirty (30) days thereafter, and in that event the rent and additional rent shall be adjusted as the date which is thirty (30) days after the date of such notice and neither the Lessor nor the Lessee shall have any further liability pursuant to this Lease, and all insurance proceeds shall be remitted to the Lessor.

             (d) Notwithstanding anything contained herein to the contrary, the Lessor shall have no claim upon, nor right to, any proceeds from any "business interruption"insurance procured by the Lessee for the Lessee's benefit.

      13.  Eminent Domain.

           (a) If the whole of the Leased Premises are acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding, all rentals shall be paid up to that date and the Lessee shall have no claim against the Lessor or the condemning authority for the value of any unexpired term of this Lease.

           (b) If any part of the Leased Premises is acquired or condemned as aforesaid, and in the event that such partial taking or condemnation shall render the Leased Premises unsuitable for the business of the Lessee, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. The Lessee shall have no claim against the Lessor or the condemning authority for the value of any unexpired term of this Lease and rent and additional rent shall be adjusted to the date of such termination. In the event of a partial taking or condemnation which is not extensive enough to render the Leased Premises unsuitable for the business of the Lessee, then the Lessee shall promptly restore the Leased Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect without any reduction or abatement of rent except to the extent that the number of rentable square feet of space included in the Leased Premises is reduced as a result of any such taking, in which case the Lessee's obligation to pay rent and additional rent pursuant to paragraphs 5 and 6 above shall be appropriately adjusted.

           (c) In the event of any condemnation or taking as aforesaid, whether whole or partial, the Lessee shall not be entitled to any part of the award paid for such condemnation and the Lessor shall receive the full amount of such award, subject to the Lessee's rights pursuant to paragraph 13(d) below. The Lessee hereby expressly waives any right to claim any part thereof.

           (d) The Lessor agrees that the Lessee shall be entitled to assert and prosecute a claim against the condemning authority for compensation for any reasonable personal property loss, including but not limited to loss or damage to leasehold improvements, or relocation expenses suffered by Lessee by reason of such condemnation.

      14.  Default.

           The occurrence of any of the following shall constitute an event of default and breach of this Lease by the
Lessee:

           (a) The failure of the Lessee to pay, within ten (10) days of the date when due, any installment of rent or additional rent due hereunder, any other sum required to be paid by the Lessee or any part of any of the foregoing;

           (b) The failure of the Lessee to observe or perform any other provisions,covenants or obligations of this Lease to be observed or performed by the Lessee, where such failure continues for thirty (30) days after the receipt by the Lessee of written notice thereof from the Lessor, or such longer time as may be necessary to cure such event of default given the nature of such event of default;

            (c) The making by the Lessee of any assignment for the benefit of creditors; the adjudication that the Lessee is bankrupt, insolvent or unable to pay its debts;the filing by or against the Lessee of a petition to have the Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless,in the case of a petition filed against the Lessee, such petition is dismissed within sixty
(60)days after the filing thereof; the appointment of a trustee or receiver to take possession of substantially all of the Lessee's assets located in the Leased Premises or of the Lessee's interest in this Lease, unless possession is restored to the Lessee within thirty (30) days after such appointment; or the attachment, execution or levy against, or other judicial seizure of,substantially all of the Lessee's assets located in the Leased Premises or of the Lessee's interest in this Lease, unless discharged within thirty (30) days after issuance thereof.

           (d) An event of default by the Lessee pursuant to any other lease or sublease between the Lessee as a lessee or sublessee, and any entity owned by, controlled by, or operated for the benefit of, George and Ronald Abdow, or their successors or assigns, as the lessor or sublessor. Notwithstanding anything contained herein to the contrary, in the event that the Lessee assigns this Lease with prior written consent of the Lessor pursuant to paragraph 25, below, the provisions of this paragraph 14(d) shall be deleted as they regard the Leased Premises herein, and no default pursuant to this Lease following such assignment or subleasing shall constitute a default under any other lease or sublease between the Lessor and the Lessee.

      15.  Remedies.

           Upon the occurrence of any event of default as described in paragraph 14:

           (a) The Lessor may perform for the account of the Lessee any obligation with respect to which the Lessee is in default and immediately recover as additional rent any expenditures made and the amount of any obligations incurred in connection therewith plus interest at the prime rate of Fleet Bank of Massachusetts, N.A. (or its successor) plus three percent (3%) per annum for such expenditures from the date of any such expenditures,together with a late charge for payments of rent past due at the same rate of interest;

            (b) The Lessor, at its option, may serve notice upon the Lessee that this Lease and the then unexpired term hereof shall cease and expire and become absolutely void on the date specified in such notice, which shall be not less than five (5) days after the date of receipt of such notice without any right on the part of the Lessee to save forfeiture by payment of any sum due or by the performance of any term, provision, covenant,agreement or condition broken. This Lease and the term hereof, as well as the right, title and interest of the Lessee hereunder shall, upon the effective date of such notice, wholly cease and expire and become void in the same manner and with the same force and effect,except as to the Lessee's liability, as if the date fixed in such notice were the date provided herein for the expiration of the term of this Lease. Upon the delivery of such notice of termination the Lessee shall immediately quit and surrender to the Lessor the Leased Premises and in any event, the Lessor may forcefully remove, without breach of the peace,the property of the Lessee without being liable either in damages or in a criminal prosecution. No such expiration or termination of this Lease shall relieve the Lessee of its liability and obligations under this Lease, whether or not the Leased Premises shall be relet. If the Lessee fails to remove any equipment, furniture, trade fixtures or other property prior to any such repossession by the Lessor such equipment, furniture, fixtures and other property shall be deemed abandoned by the Lessee and shall become the property of the Lessor;

           (c) The Lessor may, at any time after the occurrence of any event of default, re-enter and repossess the Leased Premises or any part thereof and attempt, in its own name as agent for the Lessee if this Lease has not been terminated or on its own behalf if this Lease has been terminated, to relet all or any part of such Leased Premises for and upon such terms and to such persons, firm or corporation and for such period or periods as the Lessor, in its sole discretion, shall determine, including a term beyond the termination of this Lease. The Lessor shall not be required to accept any tenant offered by the Lessee or observe any instruction given by the Lessee with respect to such reletting. The cost of reasonable brokerage and legal fees expended by the Lessor in connection with the reletting of the Leased Premises as well as the cost of repairing, restoring or redecorating the Leased Premises shall be charged to and be payable by the Lessee as additional rent hereunder, and any sums collected by the Lessor from any new tenant shall be credited against the balance of the rent due hereunder for the remainder of the term of this Lease. The Lessee shall pay to the Lessor monthly, on the days when the rent would have been payable under this Lease,the amount of rent and additional rent due hereunder less the amount obtained from any such new tenant; and

           (d) The rights and remedies given to the Lessor in this Lease are distinct,separate and cumulative remedies, and no one of them, whether or not exercised by the Lessor, shall be deemed in exclusion of any of the others.

      16.  Signs.

           The Lessor and the Lessee agree that the Lessee has the right to change any and all signs on the Leased Premises to reflect the identity of the Lessee and the business Lessee is conducting thereon, provided, however, that in the event Lessee wishes to change any sign which is a non-conforming use or otherwise exempted from the operation of any local zoning ordinance, Lessee shall first provide the Lessor with prior written notice of any such proposed change, which notice shall include a statement that the Lessee has consulted with appropriate local authorities regarding the proposed change. If, as a result of such consultation, such appropriate local authorities inform Lessee that the proposed change will subject such sign to the operation of the local zoning ordinance, Lessee shall so inform the Lessor in the written notice provided for herein. In such event the Lessor shall have thirty(30) days from the receipt of such written notice to notify Lessee that it intends to challenge such determination, which challenge shall be at Lessor's sole expense, and with the reasonable cooperation of the Lessee, provided that Lessee may proceed to erect such sign in the manner set forth in Lessee's notice to Lessor pending the outcome of Lessor's challenge. If the Lessor's challenge is successful, Lessee, at its own cost and expense, shall remove or alter the sign so that the sign is in conformance with the prior non-conforming use.

        17.  Notice of Claims.

           In the event of any claim, cause of action or suit is made or brought against the Lessee of which the Lessee shall have knowledge, arising from the occupancy of the Lessee of or pertaining to the Leased Premises, the Lessee shall immediately notify the Lessor thereof in writing.

      18.  Quiet Enjoyment.

           The Lessor covenants and agrees that upon the Lessee's paying the rent herein reserved and performing and observing all the other covenants to be performed and observed on the part of the Lessee, the Lessee may use and occupy the Leased Premises throughout the full term of this Lease without any disturbance by any person whatsoever claiming by or through the Lessor.

      19.  Subordination, Non-disturbance and Attornment.

             (a) The Lessee accepts this Lease subject and subordinate to any existing or future mortgage or mortgages to any person, including but not limited to any bank,insurance company or institutional lender (the "Mortgagee"), including without limitation the notes or other obligations secured thereby and any and all renewals, modifications,consolidations, replacements or extensions of any such mortgages or the notes or other obligations secured thereby, any easement or restriction of record now in existence affecting the fee title or the leasehold estate to the Leased Premises or any part thereof of the Lessor's interest therein, so long as in the case of a mortgage either the Mortgagee states in writing or the subject mortgage provides that, for so long as there exists no uncured default under this Lease by the Lessee, the Mortgagee shall not, in foreclosing against or taking possession of the Leased Premises or otherwise exercising its rights under such mortgage, disturb the Lessee's possession of the Leased Premises.

              (b) The Lessee also accepts this Lease subject and subordinate to all instruments in the chain of fee title, including any and all renewals, modifications,consolidations, replacements or extensions of such instruments. In the event of a sale under any mortgage or any note or other obligations secured thereby, to which this Lease is subordinate, or a taking of possession of the Leased Premises by the Mortgagee or other person acting for or through the Mortgagee under any mortgage to which this Lease is subordinate, the Lessee agrees that it shall attorn to and recognize as the Lessor hereunder the party who, but for this Lease, would be entitled to possession of the Leased Premises.

       20.  Estoppel Certificates, Power of Attorney.

           (a) The Lessor and the Lessee shall, at any time and from time to time,within twenty (20) days following its receipt of a written request from the other party or any mortgagee thereof, execute, acknowledge and deliver to the other party or a mortgagee a written statement certifying that this Lease is in full force and effect and unmodified or, if modified, stating the nature of such modification, certifying the date to which the rent reserved hereunder has been paid, and certifying that there are not, to the certifying party's knowledge, any uncured defaults hereunder or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or mortgagee of the Leased Premises. The Lessee also agrees that, within twenty (20) days of the receipt of a request from the Lessor or any Mortgagee, provide to such person copies of Lessee's annual financial statements, which statements shall be prepared on an audited basis in accordance with generally accepted accounting principles by Lessee's certified public
accountant.   The Lessee's failure to deliver any statement or
certificate required pursuant to this paragraph 20(a) within such twenty (20) day period shall be a default pursuant to this Lease, and, in the case of an estoppel certificate, the continuation of such failure for a period of ten (10)days after the receipt by the Lessee of written notice thereof from the Lessor shall be conclusive upon the Lessee that this Lease is in full force and effect and unmodified, and that there have not been any advance payments of rent except that may have been made as security hereunder and that there are no uncured defaults with respect to the Lessor's performance hereunder.

           (b) The Lessor and Lessee hereby grant the other party a power of attorney, coupled with an interest, to complete and submit on the Lessor or Lessee's behalf,as the case may be, any estoppel certificate or similar document required pursuant to paragraph 20(a), above.

      21.  Nonrecourse.

      The Lessee agrees that the individual trustees and beneficiaries of the Lessor shall have no personal liability under this Lease except to the extent of their interest in the Leased Premises. The Lessee further agrees that its sole right of recourse in the event that it has any claim against the Lessor shall be satisfied against such property.

      22.  Holding Over.

           If the Lessee retains possession of the Leased Premises or any part thereof after the termination of the Term, the Lessee shall pay the Lessor rent at two (2) times the monthly rate specified herein as the last month of the term hereof for the time the Lessee remains in possession and, in addition thereto, shall pay the Lessor for all damages,consequential as well as direct, sustained by reason of the Lessee's retention of possession. The provisions of this paragraph do not exclude the Lessor's right to summary process or any other rights hereunder. The Lessee shall indemnify and hold the Lessor harmless from and against any and all loss or liability resulting from the failure of the Lessee to surrender possession of the Leased Premises in accordance with the terms and conditions of this Lease.

      23.  Brokers.

           The Lessee hereby represents and warrants to Lessor that it has dealt with no broker in connection with this lease and there are no other brokerage commissions or other finders' fees in connection herewith, except as set forth herein. The Lessor and Lessee acknowledge that the Lessee has been represented in this transaction by Kevin Hartigan, and the Lessor and Lessee further agree that, despite Kevin Hartigan's representation of the Lessee, the Lessor shall be responsible for
Mr. Hartigan's commission   The Lessee hereby agrees to hold the
Lessor harmless from and indemnified against all loss or damage(including, without limitation, the cost of defending same) arising from any claim by any other broker claiming to have dealt with the Lessee. The Lessor and the Lessee acknowledge that the Lessor has been represented in this transaction by Duff & Phelps Capital Markets Co., who shall be paid solely by the Lessor. The Lessor agrees to hold the Lessee harmless from and indemnified against all loss or damage (including, without limitation, the cost of defending same) arising from any claim by any broker claiming to have dealt with the Lessor.

      24.  Alterations and Additions.

           (a) During the term of this Lease, the Lessee shall have the right to make such alterations and improvements to the Leased Premises as may be necessary or desirable for its business, and do not affect the structure, foundation or exterior walls of any building located on the Premises. For alterations or improvements which cost over Twenty-Five Thousand Dollars ($25,000.00), the Lessee shall provide the Lessor with at least ten (10)days prior written notice. Notwithstanding anything contained herein to the contrary, the prior written consent of the Lessor shall be required in instances where such alterations or improvements affect the structure, foundation or exterior walls of any building located on the Premises, which consent shall not be withheld provided that Lessee provides Lessor with a certification by Lessee's certified engineer or architect to the Lessor to the effect that such alterations or improvements will not negatively affect the Premises or any buildings thereon. The Lessee shall be able to make additions to any structures on the Premises only with the prior written consent of the Lessor, which shall not be unreasonably withheld.

           (b) The Lessee, before making any alterations, additions or improvements,shall at its own expense obtain all permits, approvals and certificates required by any governmental authority and shall promptly deliver copies of same to the Lessor. The Lessee will cause the Lessee's contractor's and subcontractors to carry such worker's compensation,general liability and personal and property damage insurance as the Lessor may reasonably require. The Lessee agrees to hold the Lessor free and harmless from any liability for labor or materials supplied for such work and shall keep the Leased Premises free from mechanics liens of any kind by obtaining waivers thereof and by removing or bonding any lien filed within ten (10) days from receipt of notice of the filing thereof.

           (c)  Any and all alterations, additions or
improvements to the Leased Premises made by the Lessee shall become the property of the Lessor without payment therefor by the Lessor.

      25.  Assignment and Sublease.

           The Lessee shall not be entitled to assign this Lease or make any sublease for the whole or any part of the Leased Premises without the prior written consent of the Lessor, which shall not be unreasonably withheld so long as the proposed assignee acknowledges in writing that it shall be bound by the terms and conditions of this Lease. In the event that the proposed assignment or sublease of this Lease is in the context of a sale of all or substantially all of Lessee's assets, or a merger or consolidation to which the Lessee is a party, Lessor may not withhold its consent for financial considerations if the assignee or sublessee has a net worth of at least Twenty Million Dollars ($20,000,000.00) at the time of any such assignment or sublease. In the event of any such assignment or sublease, the Lessee shall remain liable for all payments due hereunder. Notwithstanding anything contained herein to the contrary, the Lessor shall be entitled to assign this Lease,upon prior written notice to the Lessor and upon the assignee's written agreement to be bound by the terms of this Lease, to any entity which (a) is a parent of Lessee (b) is a wholly-owned subsidiary of Lessee, or
(c) is otherwise controlled by or under common control with the Lessee.

PAGE
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      26.  Waiver, Notices.

           No consent or waiver, express or implied by the Lessor to or of any breath of any covenant, condition or duty of the Lessee shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. Any notice from the Lessor to the Lessee or from the Lessee to the Lessor shall be deemed to have been duly delivered if hand-deliver or mailed by certified mail, addressed to the Lessee at the Leased Premises or, if to the Lessor, at the place from time to time established for the payment of rent, and the customary certified mail receipt shall be conclusive evidence of such service.

      27.  Expressions.

           The expressions "Lessor" and "Lessee" or the pronoun "it", referring either to the Lessor or the Lessee, shall be deemed to refer to the actual Lessor or Lessee for the time being as the case may be, and the context hereof may admit or require, regardless of whether such Lessor or Lessee is a natural person, a corporation, the trustees of a trust or some other firm or entity.

           28.  Entire Agreement, Construction.

             This Lease contains the entire agreement of the parties hereto with respect to the subject matter hereof, and no change or modifications hereof shall be valid unless made in writing, signed by all of the parties hereto.

        29.  Short Form.

             The parties hereto agree that upon request by either party, the other party will execute whatever instruments may be necessary for the recording of a short form of notice of this Lease.

      30.  Construction.

           In construing this Lease, feminine or masculine pronouns shall be substituted for those of neuter form and vice versa, and the plural for singular and singular for plural in any place where the context may require.

      31.  Governing Law and Severability.

           This Lease shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.
If any provision of this Lease shall be determined to be invalid or unenforceable under applicable law, such provision shall, insofar as possible,be construed or applied in such manner as will permit enforcement; otherwise, this Lease shall be construed as if such provision had never been made a part hereof.

      32.  Headings.

           The headings used herein are used only for convenience of reference and are not to be considered a part of this Lease or to be used in determining the intent of the parties hereto.

      33.  Waiver of Subrogation.

           The Lessor waives, discharges and releases all rights of recovery against the Lessee and its agents and employees for any loss or damage to property of the Lessor located on the Leased Premises or comprising a part thereof to the extent of any loss or damage covered by any insurance contracts; provided, that this waiver, discharge and release shall be operative only with respect to loss or damage occurring during such time as the insurance contracts expressly permit such waiver without affecting or impairing any contract of the Lessor's rights to recover thereunder. The Lessee waives, discharges and releases,and will require any subtenants or assignees to waive, discharge and release, all rights of recovery against the Lessor and the agents and employees of the Lessor for loss or damage to property of the Lessee or any subtenant or assignee located on the Leased Premises to the extent of any loss or damage covered by any insurance contract; provided, that this waiver, discharge and release shall be operative only with respect to loss or damage occurring during such time as such insurance contract expressly permits such waiver without affecting or impairing such contract or the Lessee's rights to recover thereunder.

PAGE

      IN WITNESS WHEREOF, the Lessor and the Lessee have signed this Lease as a sealed instrument as of this 3rd day of July, 1995.

                                LESSOR,


                                _________________________________
                                As Trustee and Not Individually


                                _________________________________
                                As Trustee and Not Individually



                                ELXSI, a California Corporation


                                By_______________________________
                                Its

PAGE

                      SCHEDULE OF EXHIBITS


EXHIBIT A - Description of Leased Premises

EXHIBIT B - Purchase and Sale Warranties